SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 29, 2004





                                OLIN CORPORATION
             (Exact name of registrant as specified in its charter)

            Virginia                       1-1070                13-1872319
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
       of Incorporation)                                     Identification No.)

              P.O. Box 4500, 501 Merritt 7,                   06856-4500
                  Norwalk, Connecticut                        (Zip Code)
        (Address of principal executive offices)

                                 (203) 750-3000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)







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Item 5.  Other Events and Required FD Disclosure.
         ----------------------------------------

         Attached as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference in their entirety are copies of the registrant's fourth quarter 2003 earnings press release dated January 29, 2004 and the registrant's press release announcing the relocation of its corporate headquarters.

Item 7.  Exhibits.
         ---------

        Exhibit No.                                 Exhibit
        -----------                                 -------
           99.1              Press Release, dated January 29, 2004.
           99.2              Press Release, dated January 29, 2004.

Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

         Attached as Exhibit 99.1 and incorporated herein by reference in its entirety is a copy of the registrant's fourth quarter 2003 earnings press release dated January 29, 2004.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OLIN CORPORATION



                                       By:    /s/ George H. Pain
                                              --------------------------
                                              Name:    George H. Pain
                                              Title:   Vice President, General
                                                       Counsel and Secretary

Date:  January 29, 2004

                                  EXHIBIT INDEX

       Exhibit No.                        Exhibit
       -----------                        -------
          99.1             Press Release, dated January 29, 2004.
          99.2             Press Release, dated January 29, 2004.